Exhibit 10.2

SECOND AMENDMENT TO THE CASPIAN SERVICES INC SECURED CONVERTIBLE CONSOLIDATED PROMISSORY NOTE	ВТОРАЯ ПОПРАВКА К ОБЕСПЕЧЕННОМУ КОРПОРАЦИЕЙ «CASPIAN SERVICES» КОНВЕРТИРУЕМОМУ КОНСОЛИДИРОВАННОМУ ДОЛГОВОМУ ОБЯЗАТЕЛЬСТВУ
This Second Amendment to the Caspian Services, Inc. Secured Convertible Consolidated Promissory Note (this “Amendment Agreement No. 2”) dated June 30, 2015 is made between Caspian Services, Inc., a Nevada corporation (the “Issuer”) and Bakhytbek Baiseitov, an individual (the “Initial Holder”).

Настоящая Вторaя поправка к Обеспеченному корпорацией «Caspian Services» конвертируемому консолидированному долговому обязательству от «30» Июня 2015 г. (именуемая ниже «Дополнительное соглашение №2») заключена между корпорацией «Caspian Services», зарегистрированной в штате Невада (США) («Векселедатель») и физическим лицом г-ном Бахытбеком Байсеитовым («Первичный держатель»).

RECITALS	ПРЕАМБУЛА
WHEREAS:	ПРИНИМАЯ ВО ВНИМАНИЕ, ЧТО
(A) The Issuer and the Initial Holder have entered into the Caspian Services Inc. Secured Convertible Consolidated Promissory Note, Issuance Date September 30, 2011 (the “Consolidated Note”);
(A) Векселедатель и Первичный держатель ранее договорились о выдаче Обеспеченного корпорацией «Caspian Services» конвертируемого консолидированного долгового обязательства, дата выдачи - 30 сентября 2011 года («Консолидированное долговое обязательство»);

(B) The Issuer and the Initial Holder have entered in a First Amendment to the Caspian Services, Inc. Secured Convertible Consolidated Promissory Note (the “Amendment Agreement No. 1”) dated September 24, 2014 extending the Maturity Date to June 30, 2015; and	(B) Векселедатель и Первичный держатель ранее оформили Первую поправку к Обеспеченному корпорацией «Caspian Services» конвертируемому консолидированному долговому обязательству от «24» cентября 2014 г. (именуемую ниже «Дополнительное соглашение №1»), согласно которой Срок погашения был продлен до «30» июня 2015 г.

(C) The Issuer and the Initial Holder wish to extend the Maturity Date of the Consolidated Note as set forth below.	(C) Векселедатель и Первичный держатель намерены продлить Срок погашения Консолидированного долгового обязательства, как изложено ниже,

IT IS THEREFORE AGREED in consideration of these presents, the parties agree as follows:	С УЧЕТОМ ВЫШЕИЗЛОЖЕННОГО, стороны договорились о нижеследующем:

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ARTICLE I - AMENDMENT TO LOAN AGREEMENT	СТАТЬЯ I - ПОПРАВКИ К ДОГОВОРУ ЗАЙМА
Section 1.01. Variation of the “Due” Date of the Consolidated Note	Раздел 1.01. Изменение «Даты погашения» Консолидированного долгового обязательства
The date the Consolidated Note is due appearing on the first page of the Consolidated Note, immediately below the title line shall be amended by deleting it in its entirety and replacing it with:
Дата погашения Консолидированного долгового обязательства, указанная на первой странице Консолидированного долгового обязательства (с поправками, внесенными Дополнительным соглашением № 1) непосредственно под заголовком, полностью удаляется и заменяется следующим текстом:

“Due June 30, 2016 (this “Note”)”	«подлежащее погашению 30 июня 2016 года (настоящее «Долговое обязательство»)»

Section 1.02. Variation to Section 2(e) (Maturity Date) of the Consolidated Note	Раздел 1.02. Изменение в Разделе 2(е) (Срок погашения) Консолидированного долгового обязательства

Section 2(e) of the Consolidated Note, as amended by Amendment Agreement No. 1, shall be amended by deleting it in its entirety and replacing it with the following:	Раздел 2(е) Консолидированного долгового обязательства (c поправками, внесенными Дополнительным соглашением № 1) полностью удаляется и заменяется следующим текстом:

“(e) Maturity Date. The Maturity Date shall be June 30, 2016.”	«(e) Срок погашения. Сроком погашения является 30 июня 2016 года.»

ARTICLE II – MISCELLANEOUS	СТАТЬЯ II – РАЗНОЕ
Section 2.01. Definitions	Раздел 2.01. Определения
In this Amendment Agreement No. 2 (including the recitals hereof), terms used and not otherwise defined herein shall have the meanings ascribed to them in the Consolidated Note.
Термины, используемые и не получившие иного определения в настоящем Дополнительном соглашении №2 (включая его Преамбулу), имеют значения, закрепленные за ними в Консолидированном долговом обязательстве.

Section 2.02. Effectiveness	Раздел 2.02. Вступление в силу
This Amendment Agreement No. 2 shall take effect on the date first written above.	Настоящее Дополнительное соглашение №2 вступает в силу с даты, указанной в первом абзаце настоящего документа.

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Section 2.03. Continuing Agreement	Раздел 2.03. Непрерывность действия договора
This Amendment Agreement No. 2 is supplemental to, and shall be construed as one with the Consolidated Note, as amended by Amendment Agreement No. 1, and after the date referred to in Section 2.02 (Effectiveness) hereof and, from that date, all references to the Consolidated Note and/or in the Consolidated Note to this “Agreement” shall be deemed to be references to the Consolidated Note, including Amendment Agreement No. 1, as amended hereby.  The Issuer and Initial Holder hereby confirm that the Consolidated Note, as amended by Amendment Agreement No. 1, remains and shall continue in full force and effect as expressly amended by this Amendment Agreement No. 2.

Настоящее Дополнительное соглашение №2 является дополнением и подлежит совместному толкованию с Консолидированным долговым обязательством, (c поправками, внесенными Дополнительным соглашением № 1), и, начиная с даты, указанной в Разделе 2.02 (Вступление в силу) настоящего документа, все ссылки на Консолидированное долговое обязательство и/или все ссылки в Консолидированном долговом обязательстве на «настоящее Соглашение», считаются ссылками на Консолидированное долговое обязательство (включая Дополнительное соглашение № 1) c изменениями, внесенными в него настоящим Дополнительным соглашением №2. Векселедатель и Первичный держатель настоящим подтверждают, что Консолидированное долговое обязательство (c поправками, внесенными Дополнительным соглашением № 1) сохраняет полную юридическую силу и действие в том виде, в котором оно в прямой форме было изменено настоящим Дополнительным соглашением №2.

Section 2.04. Representations and Warranties	Раздел 2.04. Заявления и гарантии
The Issuer represents and warrants to the Initial Holder that:	Векселедатель заявляет и гарантирует Первичному держателю, что:

(a) it is duly organized and validly existing under the laws of the State of Nevada and has all requisite power and authority, corporate or otherwise, to enter into, execute, deliver and perform this Amendment Agreement No. 2;

(a) он является корпорацией, должным образом организованной и действующей в соответствии с законодательством штата Невада (США), и обладает всеми необходимыми правами и полномочиями (корпоративными и иными), необходимыми для подписания, вручения и исполнения настоящего Дополнительного соглашения №2;

(b) it has taken all necessary action to authorize the execution, delivery and performance by it of this Amendment Agreement No. 2;	(b) он предпринял все действия, необходимые для обеспечения правомочности подписания, вручения и исполнения им настоящего Дополнительного соглашения №2;

(c) this Amendment Agreement No. 2 has been duly executed and delivered by it and constitutes its valid and legally binding obligation, enforceable in accordance with its terms;
(c) настоящее Дополнительное соглашение №2 было надлежащим образом оформлено и вручено им и является его действительным юридическим обязательством, подлежащим исполнению в соответствии с его условиями;

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(d) the execution, delivery and performance of this Amendment Agreement No. 2 will not violate any applicable law nor will they violate any provision of its organizational documents nor conflict with or breach or require any consent under any agreement or instrument to which the Issuer is a party or by which the Issuer or any of its assets are bound;

(d) подписание, вручение и исполнение настоящего Дополнительного соглашения №2 не нарушает никаких применимых законов и любых положений его организационных документов, а также не вступает в конфликт, не нарушает и не требует согласований по любому соглашению или документу, стороной которого является Векселедатель, или которыми Векселедатель или любой из его активов связаны;

(e) no authorizations, approvals, consents, recordings, filings, exemptions, registrations, notarizations or other requirements of or with any governmental, judicial and public bodies of or in the Republic of Kazakhstan are required in connection with the execution, validity and performance by the Issuer of this Amendment Agreement No. 2 nor for the enforceability thereof by the Initial Holder; and

(e) для целей подписания, действительности и исполнения Векселедателем настоящего Дополнительного соглашения №2, а также для целей приведения его в исполнение Первичным держателем, не требуется никаких разрешений, согласований, одобрений, записей, подачи документов, исключений, регистраций, нотариальных заверений или других действий со стороны любых правительственных, судебных и государственных органов Республики Казахстан; и

(f) no payment of any duty or tax and no action whatsoever which has not been duly and unconditionally obtained, made or taken is necessary or desirable to ensure the validity, legality and enforceability of this Amendment Agreement No. 2.

(f) были должным образом и безоговорочно предприняты все действия, необходимые или желательные для обеспечения действительности, законности и исполнимости настоящего Дополнительного соглашения №2, включая оплату любых пошлин или налогов.

Section 2.05. Governing Law	Раздел 2.05. Применимое законодательство
This Amendment Agreement No. 2 shall be governed by and construed in accordance with the laws of the State of Utah (without regard to the principles thereof governing conflicts of laws.)	Настоящее Дополнительное соглашение №2 подлежит регулированию и истолкованию в соответствии с законами штата Юта (США) (без учета содержащихся в них принципов разрешения коллизий правовых норм).

Section 2.06. Counterparts	Раздел 2.06. Экземпляры
This Amendment Agreement No. 2 may be executed in several counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same agreement.	Настоящее Дополнительное соглашение №2 может быть подписано в нескольких экземплярах, каждый из которых будет считаться оригиналом, но совместно все эти экземпляры составляют один и тот же договор.

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IN WITNESS WHEREOF, the parties hereto, acting through their duly authorized representatives, have caused this Amendment Agreement No. 2 to be signed in their respective names as of the date first written above.

В УДОСТОВЕРЕНИЕ ЧЕГО Стороны, действуя через своих должным образом уполномоченных представителей, подписали настоящее Дополнительное соглашение №2 своими именами в дату, указанную в первом абзаце настоящего документа.

CASPIAN SERVICES, INC.		КОРПОРАЦИЯ «CASPIAN SERVICES»
By:	/s/ Alexey Kotov	Подпись:	/s/ Alexey Kotov
Name:	Alexey Kotov	ФИО:	Alexey Kotov
Title:	President	Должность:	Президент
BAKHYTBEK BAISEITOV		БАХЫТБЕК БАЙСЕИТОВ
By:	/s/ Bakhytbek Baiseitov	Подпись:	/s/ Bakhytbek Baiseitov

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